Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Gadsden Dynamic Multi-Asset ETF,

a series of Alpha Architect ETF Trust
(the “Fund”)

June 4, 2021

Supplement to the
Prospectus and Statement of Additional Information dated January 31, 2021

The Prospectus is hereby supplemented with the following additional disclosure to be added under the heading “Additional Information about the Fund’s Investment Objective and Strategies.”

The Fund may invest, to a limited extent not to exceed 3% of the Fund’s assets at the time of investment, in Underlying Funds that, in turn, invest directly in cryptocurrencies, such as bitcoin, via physical cryptocurrency coins. For example, a physical bitcoin is a physical “coin” with actual bitcoin loaded unto the coin.

The Statement of Additional Information is hereby supplemented with the following additional disclosure to be added under the heading “Investment Objective, Investment Strategies And Risks.”

Cryptocurrency Risk

Cryptocurrencies are highly volatile and their markets are sensitive to new developments, and since volumes are still maturing, any significant changes in market sentiment (by way of sensationalism in the media or otherwise) can induce large swings in volume and subsequent price changes. Such volatility can adversely affect an Underlying Fund’s NAV and, in turn, the Fund’s NAV.

As an alternative to fiat currencies that are backed by governments, cryptocurrencies are subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of cryptocurrency either globally or locally. Large-scale purchases or sales of one or more cryptocurrencies could result in movements in the price of cryptocurrencies and could negatively or positively impact the value of the Fund’s investments. Because cryptocurrencies are not backed by a government, they are not subject to the protections that apply to other currencies. For instance, no government can be expected to bolster the value of a cryptocurrency in case of a crash in its value.

To the extent that future regulatory actions or policies limit or enhance the ability to exchange cryptocurrencies or utilize them for payments, the demand for cryptocurrencies may be reduced or increased. Furthermore, regulatory actions may limit the ability of end-users to convert cryptocurrencies into fiat currency (e.g., U.S. Dollars) or use cryptocurrencies to pay for goods and services. Cryptocurrencies currently faces an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union, China and Russia. Some foreign jurisdictions have banned cryptocurrencies as a means of payment. Most regulatory bodies have not yet issued official statements regarding intention to regulate or determinations on regulation of cryptocurrencies, industry participants, and users. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the cryptocurrency networks and their users, particularly cryptocurrencies exchanges and service providers that fall within such jurisdictions’ regulatory scope. Those laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of cryptocurrency by users, merchants and service providers outside of the United States and may therefore impede the growth of the cryptocurrency economy. The effect of any future regulatory change on cryptocurrency is impossible to predict, but the changes could be substantial and adverse to value of the Fund’s investments. Current and future legislation, governmental and regulatory rulemaking and other regulatory developments may affect how cryptocurrencies are classified (e.g., as a security, property, commodity, currency, etc.) and regulated.

The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies or cryptocurrencies other than those held by a particular Underlying Fund.

Please retain this Supplement with your Prospectus and Statement of Additional Information.